                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                     Cepheid
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           California                                               77-0441625
--------------------------------------------------------------------------------------------------------
(State of incorporation or organization)               (I.R.S. employer identification no.)




                 1190 Borregas Avenue, Sunnyvale, CA 94089-1302
--------------------------------------------------------------------------------
                    (Address of principal executive offices)




Securities to be registered pursuant to Section 12(b) of the Act:

                                                                  Name of Each Exchange on
         Title of Each Class To Be So Registered            Which Each Class Is To Be Registered
         ---------------------------------------            ------------------------------------
                           None





Securities to be registered pursuant to Section 12(g) of the Act:


       Common Stock, no par value



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Item 1.       Description of Registrant's Securities to be Registered

              For a description of the Common Stock being registered, reference is made to the section entitled "Description of Capital Stock" included in the Prospectus (the "Prospectus") dated May 18, 2000 contained in the Registrant's Registration Statement on Form S-1, File No. 333-34340, filed with the Securities and Exchange Commission on April 7, 2000, as amended (the "Registration Statement"). A copy of pages 57 and 58 are attached as Exhibit 3, and are incorporated herein by reference.

Item 2.       Exhibits

              The following exhibits are filed as a part of this registration statement:

              3.1 Fifth Amended and Restated Articles of Incorporation of the Registrant;

              3.2    Amended and Restated Bylaws of the Registrant;

              4.2    Pages 57 and 58 of the Prospectus.



                                       -2-
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                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  June 2, 2000                         CEPHEID


                                            By:   /s/ Kurt Petersen
                                                  ------------------------------
                                                  Kurt Petersen
                                                  President



                                      -3-
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                                 EXHIBIT INDEX


EXHIBIT NUMBER                    DESCRIPTION
--------------                    -----------
     3.1                          Fifth Amended and Restated Articles of
                                  Incorporation
     3.2                          Amended and Restated Bylaws
     4.2                          Descriptions of Capital Stock